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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 25, 2005

CoBiz Inc.
(Exact name of registrant as specified in its charter)

Commission file number 000-24445

Colorado	84-0826324
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

821 17th Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 293-2265
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

        On May 25, 2005, CoBiz Inc. issued a press release announcing that on June 30, 2005 it will redeem all 2,000,000 outstanding shares of its Colorado Business Bankshares Capital Trust I, 10.0% Cumulative Capital Securities. The redemption price will be $10.00 per Capital Security plus $0.25 in accrued and unpaid dividends thereon to the date of redemption. In connection with the redemption, the Company may incur a one-time charge, estimated to be $100,000 to $300,000, to cancel an interest-rate swap. The interest-rate swap was entered into in January 2003 and effectively converted a fixed-interest-rate obligation under the 10% Capital Securities to a variable-interest-rate obligation. The press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

  (a)
  Not applicable

  (b)
  Not applicable

  (c)
  Exhibits

  99.1
  Press release issued by CoBiz Inc. on May 25, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CoBiz Inc. (Registrant)
/s/ LYNE B. ANDRICH Lyne B. Andrich Executive Vice President and Chief Financial Officer Date: May 25, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by CoBiz Inc. on May 25, 2005

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  Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
  Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX